                                                                    Exhibit 20.3

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 2003 and with respect to the performance of the Trust during the month of March, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 Supplement.

A.       Information Regarding the Current Monthly Distribution (Stated on the
         Basis of $1,000 Original Certificate Principal Amount)

         1 The amount of the current monthly distribution in respect of Class A
           Monthly Principal                                                              $               0.00
                                                                                          --------------------
         2 The amount of the current monthly distribution in respect of Class B
           Monthly Principal                                                              $               0.00
                                                                                          --------------------
         3 The amount of the current monthly distribution in respect of
           Collateral Monthly Principal                                                   $               0.00
                                                                                          --------------------
         4 The amount of the current monthly distribution in respect of Class A
           Monthly Interest                                                               $               1.14
                                                                                          --------------------
         5 The amount of the current monthly distribution in respect of Class A
           Additional Interest                                                            $               0.00
                                                                                          --------------------
         6 The amount of the current monthly distribution in respect of Class B
           Monthly Interest                                                               $               1.43
                                                                                          --------------------
         7 The amount of the current monthly distribution in respect of Class B
           Additional Interest                                                            $               0.00
                                                                                          --------------------
         8 The amount of the current monthly distribution in respect of Collateral
           Minimum Monthly Interest                                                       $               1.84
                                                                                          --------------------
         9 The amount of the current monthly distribution in respect of any
           accrued and unpaid Collateral Minimum Monthly Interest                         $               0.00
                                                                                          --------------------
B.       Information Regarding the Performance of the Trust

         1 Collection of Principal Receivables

           (a) Available Principal Collections                                            $      77,013,877.57
                                                                                          --------------------
           (b) Class A Investor Default Amount treated as Available Principal
               Collection                                                                 $       1,541,142.34
                                                                                          --------------------
           (c) Class B Investor Default Amount treated as Available Principal
               Collection                                                                 $         105,678.33
                                                                                          --------------------
           (d) Excess Spread treated as Available Principal Collection                    $         114,484.86
                                                                                          --------------------
         2 Principal Receivables in the Trust

           (a) The aggregate amount of Principal Receivables in the Trust as of
               the end of the day on the last day of the related Monthly Period           $   1,630,751,382.78
                                                                                          --------------------
           (b) The amount of Principal Receivables in the Trust represented by the
               Invested Amount of Series 2002-1 as of the end of the day on the last
               day of the related Monthly Period                                          $     419,162,028.08
                                                                                          --------------------

           (c) The amount of Principal Receivables in the Trust represented by the
               Adjusted Invested Amount of Series 2002-1 as of the end of the day on
               the last day of the related Monthly Period                                 $     419,162,028.08
                                                                                          --------------------

           (d) The amount of Principal Receivables in the Trust represented by the
               Class A Invested Amount as of the end of the day on the last day of the
               related Monthly Period                                                     $     366,766,774.57
                                                                                          --------------------

           (e) The amount of Principal Receivables in the Trust represented by the
               Class A Adjusted Invested Amount as of the end of the day on the last
               day of the related Monthly Period                                          $     366,766,774.57
                                                                                          --------------------

           (f) The amount of Principal Receivables in the Trust represented by the
               Class B Invested Amount as of the end of the day on the last day of the
               related Monthly Period                                                     $      25,149,721.68
                                                                                          --------------------

           (g) The amount of Principal Receivables in the Trust represented by the
               Class B Adjusted Invested Amount as of the end of the day on the last
               day of the related Monthly Period                                          $      25,149,721.68
                                                                                          --------------------

           (h) The amount of Principal Receivables in the Trust represented by the
               Collateral Invested Amount as of the end of the day on the last day of
               the related Monthly Period                                                 $      27,245,531.83
                                                                                          --------------------

           (i) The amount of Principal Receivables in the Trust represented by the
               Collateral Adjusted Invested Amount as of the end of the day on the
               last day of the related Monthly Period                                     $      27,245,531.83
                                                                                          --------------------

           (j) The Floating Allocation Percentage with respect to the related
               Monthly Period                                                                            25.70%
                                                                                          --------------------

           (k) The Class A Floating Percentage with respect to the related Monthly
               Period                                                                                    87.50%
                                                                                          --------------------

           (l) The Class B Floating Percentage with respect to the related Monthly
               Period                                                                                     6.00%
                                                                                          --------------------

           (m) The Collateral Floating Percentage with respect to the related
               Monthly Period                                                                            6.50%
                                                                                          --------------------

           (n) The Principal Allocation Percentage with respect to the related
               Monthly Period                                                                            25.70%
                                                                                          --------------------

           (o) The Class A Principal Percentage with respect to the related
               Monthly Period                                                                            87.50%
                                                                                          --------------------

           (p) The Class B Principal Percentage with respect to the related
               Monthly Period                                                                             6.00%
                                                                                          --------------------

           (q) The Collateral Principal Percentage with respect to the related
               Monthly Period                                                                             6.50%
                                                                                          --------------------

         3 Delinquent Balances

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                           Aggregate        Percentage
                            Account          of Total
                            Balance         Receivables
                         --------------    -------------
(a)   30 --  59 days:    $23,574,695.03             1.45%
(b)   60 --  89 days:    $16,951,764.59             1.04%
(c)   90+ days:          $18,910,677.45             1.16%
                         --------------    -------------
      Total:             $59,437,137.07             3.64%
                         ==============    =============

         4 Investor Default Amount

           (a) The Investor Default Amount for the related Monthly
               Period                                                                     $       1,761,305.53
                                                                                          --------------------

           (b) The Class A Investor Default Amount for the related Monthly Period         $       1,541,142.34
                                                                                          --------------------

           (c) The Class B Investor Default Amount for the related Monthly Period         $         105,678.33
                                                                                          --------------------

           (d) The Collateral Default Amount for the related Monthly Period               $         114,484.86
                                                                                          --------------------

         5 Investor Charge-Offs

           (a) The aggregate amount of Class A Investor Charge-Offs for the
               related Monthly Period                                                     $               0.00
                                                                                          --------------------

           (b) The aggregate amount of Class A Investor Charge-Offs set forth in
               5(a) above per $1,000 of original certificate principal amount             $               0.00
                                                                                          --------------------

           (c) The aggregate amount of Class B Investor Charge-Offs for the
               related Monthly Period                                                     $               0.00
                                                                                          --------------------

           (d) The aggregate amount of Class B Investor Charge-Offs set forth in
               5(c) above per $1,000 of original certificate principal amount             $               0.00
                                                                                          --------------------

          (e)  The aggregate amount of Collateral Charge-Offs for the related
               Monthly Period                                                             $               0.00
                                                                                          --------------------

           (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e)
               above per $1,000 of original certificate principal amount                  $               0.00
                                                                                          --------------------

           (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on
               the Transfer Date immediately preceding this Distribution Date             $               0.00
                                                                                          --------------------

           (h) The aggregate amount of Class A Investor Charge-Offs set forth in
               5(g) above per $1,000 original certificate principal amount reimbursed
               on the Transfer Date immediately preceding this Distribution Date          $               0.00
                                                                                          --------------------

           (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on
               the Transfer Date immediately preceding this Distribution Date             $               0.00
                                                                                          --------------------

           (j) The aggregate amount of Class B Investor Charge-Offs set forth in
               5(i) above per $1,000 original certificate principal amount reimbursed
               on the Transfer Date immediately preceding this Distribution Date          $               0.00
                                                                                          --------------------

           (k) The aggregate amount of Collateral Charge-Offs reimbursed on the
               Transfer Date immediately preceding this Distribution Date                 $               0.00
                                                                                          --------------------

           (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k)
               above per $1,000 original certificate principal amount reimbursed on
               the Transfer Date immediately preceding Distribution Date                  $               0.00
                                                                                          --------------------

         6 Investor Servicing Fee

           (a) The amount of the Class A Servicing Fee payable by the Trust to the
               Servicer for the related Monthly Period                                    $         309,895.84
                                                                                          --------------------

           (b) The amount of the Class B Servicing Fee payable by the Trust to the
               Servicer or the related Monthly Period                                     $          21,250.00
                                                                                          --------------------

           (c) The amount of the Collateral Servicing Fee payable by the Trust to
               the Servicer for the related Monthly Period                                $          23,020.83
                                                                                          --------------------

           (d) The amount of Servicer Interchange payable by the Trust to the
               Servicer for the related Monthly Period                                    $         354,166.67
                                                                                          --------------------

         7 Reallocations

           (a) The amount of Reallocated Collateral Principal Collections with
               respect to this Distribution Date                                          $               0.00
                                                                                          --------------------

           (b) The amount of Reallocated Class B Principal Collections with
               respect to this Distribution Date                                          $               0.00
                                                                                          --------------------

           (c) The Collateral Invested Amount as of the close of business on this
               Distribution Date                                                          $      27,625,000.00
                                                                                          --------------------
           (d) The Collateral Adjusted Invested Amount as of the close of business
               on this Distribution Date                                                  $      27,625,000.00
                                                                                          --------------------
           (e) The Class B Invested Amount as of the close of business on this
               Distribution Date                                                          $      25,500,000.00
                                                                                          --------------------
           (f) The Class B Adjusted Invested Amount as of the close of business on
               this Distribution Date                                                     $      25,500,000.00
                                                                                          --------------------
           (g) The Class A Invested Amount as of the close of business on this
               Distribution Date                                                          $     371,875,000.00
                                                                                          --------------------
           (h) The Class A Adjusted Invested Amount as of the close of business
               on this Distribution Date                                                  $     371,875,000.00
                                                                                          --------------------
         8 Collection of Finance Charge Receivables

           (a) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
               Period which were allocated in respect of the Class A
               Certificates                                                               $       4,632,545.88
                                                                                          --------------------
           (b) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
               Period which were allocated in respect of the Class B
               Certificates                                                               $         317,660.29
                                                                                          --------------------
           (c) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
               Period which were allocated in respect of the Collateral Interest          $         344,131.98
                                                                                          --------------------
         9 Principal Funding Account

           (a) The principal amount on deposit in the Principal Funding Account
               on the related Transfer Date                                               $               0.00
                                                                                          --------------------
           (b) The Accumulation Shortfall with respect to the related Monthly
               Period                                                                     $               0.00
                                                                                          --------------------
           (c) The Principal Funding Investment Proceeds deposited in the
               Finance Charge Account on the related Transfer Date to be treated
               as Class A Available Funds                                                 $               0.00
                                                                                          --------------------
           (d) The Principal Funding Investment Proceeds deposited in the
               Finance Charge Account on the related Transfer date to be treated
               as Class B Available Funds                                                 $               0.00
                                                                                          --------------------
         10 Reserve Account

           (a) The Reserve Draw Amount on the related Transfer Date                       $               0.00
                                                                                          --------------------
           (b) The amount of the Reserve Draw Amount deposited in the Collection
               Account on the related Transfer Date to be treated as Class A
               Available Funds                                                            $               0.00
                                                                                          --------------------
           (c) The amount of the Reserve Draw Account deposited in the
               Collection Account on the related Transfer Date to be treated as
               Class B Available Funds                                                    $               0.00
                                                                                          --------------------
           (d) The amount of any Reserve Account Surplus                                  $               0.00
                                                                                          --------------------
         11 Available Funds

           (a) The amount of Class A Available Funds on deposit in the
               Collection Account on the related Transfer Date                            $         425,383.68
                                                                                          --------------------
           (b) The amount of Class B Available Funds on deposit in the
               Collection Account on the related Transfer Date                            $          36,564.17
                                                                                          --------------------
           (c) The amount of Collateral Available Funds on deposit in the
               Collection Account on the related Transfer Date                            $          50,737.92
                                                                                          --------------------

           (d) Available Principal Collections on deposit in the Collection
               Account on the related Transfer Date                                       $               0.00
                                                                                          --------------------
         12 Excess Spread and Excess Finance Charge Collections

           (a) Excess Finance Charge Collection                                           $               0.00
                                                                                          --------------------
           (b) Class A Available Funds
                     minus Class A Monthly Interest
                     minus Class A Servicing Fee
                     minus Class A Defaulted Amount                                       $       2,356,124.03
                                                                                          --------------------
               Class B Available Funds
                     minus Class B Monthly Interest
                     minus Class B Servicing Fee
                     minus Class B Defaulted Amount                                       $         154,167.79
                                                                                          --------------------
               Collateral Available Funds                                                 $         344,131.98
                                                                                          --------------------
           (c) Excess Spread applied to the Class A Required Amount for the
               Monthly Period                                                             $               0.00
                                                                                          --------------------
           (d) Excess Spread applied to the Class A Investor Charge-Offs for the
               related Monthly Period                                                     $               0.00
                                                                                          --------------------
           (e) Excess Spread applied to the Class B Required Amount for the
               related Monthly Period                                                     $               0.00
                                                                                          --------------------
           (f) Excess Spread applied to the Class B Default Amount for the
               related Monthly Period                                                     $               0.00
                                                                                          --------------------
           (g) Excess Spread applied to the Class B Invested Amount for the
               related Monthly Period                                                     $               0.00
                                                                                          --------------------
           (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related Monthly Period and for any past due Collateral
               Minimum Monthly Interest                                                   $          50,737.92
                                                                                          --------------------
           (i) Excess Spread applied to the Collateral Servicing Fee due to the
               Servicer or the related Monthly Period or for any past due
               Collateral Servicing Fees                                                  $          23,020.83
                                                                                          --------------------
           (j) Excess Spread applied to the Collateral Default Amount as
               Available Principal Collections for the related Monthly Period             $         114,484.86
                                                                                          --------------------
           (k) Excess Spread applied to the Collateral Invested Amount for the
               related Monthly Period                                                     $               0.00
                                                                                          --------------------
           (l) Excess Spread applied to the Reserve Account for the related
               Monthly Period                                                             $               0.00
                                                                                          --------------------
         13 Finance Charge Shortfall

           (a) Finance Charge Shortfall for Series 2002-1                                 $               0.00
                                                                                          --------------------
           (b) Total Finance Charge Shortfall for all series in Group One                 $               0.00
                                                                                          --------------------
         14 Base Rate

           (a) The Base Rate for the related Monthly Period                                               2.50%
                                                                                          --------------------
         15 Portfolio Yield

           (a) The Portfolio Yield for the related Monthly Period                                         9.79%
                                                                                          --------------------
           (b) The Portfolio Adjusted Yield for the related Monthly Period                                 N/A
                                                                                          --------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of April, 2003.

                              NATIONAL CITY BANK,
                                           as Seller and Servicer

                                       By: /s/ Thomas A. Chandler
                                           -------------------------------------
                                     Name: Thomas A. Chandler
                                    Title: Senior Vice President - Credit
                                           Card Finance